[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Second Addendum to
[***] Collaborative Development Program Agreement

This Second Addendum ("Second Addendum") to the [***] Collaborative Development Program Agreement dated as of March 15, 2010 (“Original Agreement”) as amended by the First Addendum to [***] Collaborative Development Program Agreement effective March 15, 2012 (“First Addendum”) (the Original Agreement and First Addendum are collectively the "Agreement") is dated effective March 15, 2013 ("Second Addendum Effective Date") and is entered into by and among TOSHIBA CORPORATION doing business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan (together with its Affiliates, “Toshiba”), SANDISK CORPORATION doing business at 951 SanDisk Drive, Milpitas, CA 95035-7933 USA (together with its Affiliates, “SanDisk”), and INTERMOLECULAR, INC. doing business at 3011 North 1st Street, San Jose, CA 95134 USA (together with its Affiliates, “Intermolecular”). Toshiba, SanDisk and Intermolecular shall be referred to herein individually as a party or collectively as the parties. Any capitalized terms not defined herein shall have the meanings given to them as set forth in the Agreement.

RECITALS

WHEREAS, the parties desire to amend and supplement the Agreement as further specified below; and

WHEREAS, Section 12.14 of the Original Agreement states, in part, that no modification or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Toshiba, SanDisk and Intermolecular, and the undersigned are the respective duly authorized representatives of these parties; the parties hereby agree as follows:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the parties hereto confirm, agree and ratify that the Agreement is amended and supplemented by this Second Addendum as follows:

1.	Extension of Initial Term; Additional Provision for Termination for Convenience

1.1
The Term of the Agreement is hereby extended by one additional year period from March 15, 2013 through and including March 14, 2014 (“Second Extended Period”) in accordance with Section 11.1 of the Agreement and this Second Addendum. All references to the “Term” as used in the Agreement shall now mean the period from March 15, 2010 through and including March 14, 2014. During the Second Extended Period, Intermolecular agrees to provide capabilities summarized in accordance with Exhibit A. The Development Plan for the Second Extended Period (“Second Extended Development Plan”) shall be mutually agreed upon as soon as practicable and no later than April 15, 2013, in accordance with the guidelines and target criteria provided in Exhibit B and shall be signed and incorporated by reference herein.

1.2	Section 11.2 of the Agreement, “Termination for Convenience” is amended by adding the following.

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Toshiba and/or SanDisk may terminate the Agreement for convenience by giving written notice to the other parties (A) between March 15, 2013 and May 14, 2013 (“First Window Period”) in the quarterly period during the Second Extended Period starting March 15, 2013 and ending June 14, 2013, (B) between May 15, 2013 and August 14, 2013 (“Second Window Period”) in the quarterly period during the Second Extended Period starting June 15, 2013 and ending September 14, 2013, or (C) between August 15, 2013 and November 14, 2013 (“Third Window Period”) in the quarterly period during the Second Extended Period starting September 15, 2013 and ending December 14, 2013; provided, that:

(I)
If termination for convenience under this Section 1.2 is exercised during the First Window Period, the terminating party shall pay to Intermolecular all amounts due by such party up to the end of the quarterly period ending June 14, 2013 under Section 2.1, as well as US$[***] constituting such payment due for the quarterly period ending September 14, 2013 as a cancellation fee, and this Agreement will terminate with respect to the terminating party on June 14, 2013;

(II)
If termination for convenience under this Section 1.2 is exercised during the Second Window Period, the terminating party shall pay to Intermolecular all amounts due by such party up to the end of the quarterly period ending September 14, 2013 under Section 2.1, as well as US$[***] constituting such payment due for the quarterly period ending December 14, 2013 as a cancellation fee, and this Agreement will terminate with respect to the terminating party on September 14, 2013;

(III)
If termination for convenience under this Section 1.2 is exercised during the Third Window Period, the terminating party shall pay to Intermolecular all amounts due by such party up to the end of the quarterly period ending December 14, 2013 under Section 2.1, as well as US$[***] constituting such payment due for the quarterly period ending March 14, 2014 as a cancellation fee, and this Agreement will terminate with respect to the terminating party on December 14, 2013;

(IV)
All amounts due from Toshiba and SanDisk under Section 3.1 below shall remain due and owing from Toshiba and SanDisk respectively, and shall be unaffected by any termination for convenience exercised under this Section 1.2; and

(V)
If either Toshiba or SanDisk (but not both) terminates for convenience under this Section 1.2 (“One-Party Termination”), the other may continue the CDP through the conclusion of the Second Extended Period by paying the terminating party’s share of the remaining amounts due under Section 2.1 of the Second Addendum below during the Second Extended Period, so that Intermolecular receives a cumulative total of US$[***] under Section 2.1 below; and

(VI)
The license election date for Toshiba and SanDisk under Section 4.2.2 of the Original Agreement is unchanged by a termination for convenience under this Section 1.2, i.e. the license election shall be made within [***] after March 14, 2014, the conclusion of the Term as extended under this Second Addendum; and

(VII)
In no event shall Intermolecular be entitled to receive more than the cumulative total of [***] US Dollars (US$[***]) under Section 2.1 below. In no event shall Intermolecular be entitled to receive less than [***] Dollars (US$[***]) per company or the cumulative total of [***] US Dollars (US$[***]) under Section 2.1 below.

2.	Service Fees and Workflow Infrastructure Subscription Fees

2.1
Toshiba and SanDisk each will fund for the CDP under the Second Extended Development Plan for the Second Extended Period and each agrees to pay Intermolecular during the Second Extended Period [***] US Dollars (US$[***]) for a cumulative total of [***] US Dollars (US$[***]) in exchange for

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Intermolecular’s performance of the services described in the Second Extended Development Plan and access to the Workflow Infrastructure during the Second Extended Period in accordance with the provisions commencing in the third sentence of Section 5.1 of the Agreement. Subject to Section 5.7 of the Agreement, Intermolecular shall invoice each of Toshiba and SanDisk in [***] equal payments of [***] US Dollars (US$[***]) every [***] starting March 15, 2013, which are payable within [***] from receipt of valid invoices. Notwithstanding any fees stated in Section 5.2 of the Agreement, Intermolecular shall provide Toshiba and SanDisk without charge to continued exclusive access to the Workflow Infrastructure (as modified in Exhibit A) as per such Section 5.2. Toshiba and SanDisk shall not incur any fees specified or implied under Section 5.3 of the Agreement.

2.2
During the Second Extended Period, Toshiba and SanDisk may request use of (i) an additional [***] to be added to the existing [***], or (ii) an additional [***] to be added to the existing [***], or (iii) a [***] to an existing [***] (each individually “Additional Capability”). If so requested, Toshiba and SanDisk each agree to pay Intermolecular [***] US Dollars (US $[***]) for each [***] period for the use of each such Additional Capability within [***] days from their respective receipt of the invoice to be issued by Intermolecular at the end of such [***].

3.	License Fees

3.1
In addition to any other license fees payable by Toshiba and SanDisk under Section 5.4 of the Agreement if applicable, Toshiba and SanDisk each agree to pay Intermolecular [***] US Dollars (US$[***]) for a cumulative total of [***] US Dollars (US$[***]) for the Intermolecular Background IP development license rights set forth in Section 4.1.1 in the CDP Field during the Second Extended Period. These license fees are noncancellable by Toshiba and noncancellable by SanDisk, and shall be paid by each of Toshiba and SanDisk respectively, regardless of whether Toshiba and/or SanDisk elects to terminate the Agreement prior to the conclusion of the Second Extended Period in accordance with Section 1.2 of this Second Addendum, provided, however, that Toshiba and/SanDisk shall not be required to pay these licensee fees or any portion thereof that will be due and payable if this Agreement is terminated for breach by Intermolecular as set forth in Section 11.3 of the Original Agreement. Intermolecular acknowledges and agrees that Toshiba’s and SanDisk’s exercise of such license includes internal pre-production development activities at fabrication and R&D centers controlled by Toshiba and/or SanDisk. For the avoidance of doubt, Toshiba’s and SanDisk’s exercise of such license is limited to the Term through the last day of the Second Extended Period (and not to any additional extended periods unless mutually agreed in writing). Intermolecular shall invoice each of Toshiba and SanDisk in [***] equal payments of [***] US Dollars (US$[***]) every [***] starting March 15, 2013, which are payable within [***] from receipt of valid invoices.

4.	Intellectual Property

4.1
Subject to the provisions of this Second Addendum, the provisions of Section 4 to the First Addendum are incorporated into this Second Addendum by reference and such provisions are reaffirmed by the parties. The parties agree that all instances of “First Addendum” in Section 4 of the First Addendum shall be “Second Addendum” for meetings, communications and events undertaken on or after the Second Addendum Effective Date.

4.2	As of the Second Addendum Effective Date, Section 2.2.2 of the Agreement as modified by Section 4 of the First Addendum, is updated and modified as follows.

4.2A
Prior to identifying an IP ownership category for any invention disclosure associated with the CDP, Intermolecular shall identify if such invention is subject to ownership by SanDisk and/or Toshiba as [***] and/or [***] under Section 3.2.4 (“Section 3.2.4 IP”).  For all inventions that

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Intermolecular identifies as Section 3.2.4 IP, Intermolecular shall assign and transfer to SanDisk and Toshiba its entire right, title and interest in and to the invention (including any invention disclosures, patent applications and issued patents).

4.2B
If Intermolecular asserts that an invention is not Section 3.2.4 IP, Intermolecular shall provide, in writing, its reasoning for such assertion with particularity to SanDisk and Toshiba adequately in advance of the immediately following IP Committee meeting.  If the IP Committee does not unanimously agree that an invention is not Section 3.2.4 IP, Intermolecular shall not prepare and/or file any patent application describing and claiming such invention in any jurisdiction throughout the world. If the IP Committee agrees that an invention is not Section 3.2.4 IP, the parties shall proceed with the IP ownership categorization pursuant to Section 3 of the Agreement and each party may propose an IP ownership category for such invention.  If Intermolecular proposes a category other than [***], Intermolecular shall have the burden to establish why such invention is not [***] and shall identify with particularity the reasons therefor.  If the IP Committee does not unanimously agree that an invention is other than [***], Intermolecular shall not prepare and/or file any patent application describing and claiming such invention in any jurisdiction throughout the world. The parties agree to identify all invention categories in good faith and in accordance with the definitions of each category and Section 3 of the Agreement.

4.2C	[Intentionally left blank.]

4.2D
The parties hereby agree and understand that the standard applied in determining the ownership or Category of an invention is different from that applied in evaluating patentability (i.e., novelty and non-obviousness) and therefore an invention can still be based exclusively on an Intellectual Property Right even though such invention is patentably distinct from or patentable over such Intellectual Property Right.

4.3
Notwithstanding the expiration or termination of the Initial Term, Notwithstanding the expiration or termination of the Initial Term, the IP Committee shall continue to meet at least once a quarter to make decisions on filing of patent applications related to the inventions arising out of the CDP.    For the avoidance of doubt, Section 2.2.2 of the Original Agreement as modified by Section 4 of the First Addendum and Section 4 of this Second Addendum shall survive termination of the Agreement for an additional period of twelve (12) months after the expiration of the Initial Term. Intermolecular shall provide SanDisk and Toshiba with sufficient ongoing information to assess such filings and perfections through and including the first anniversary of the date if applicable in which SanDisk and Toshiba make a Section 4.2.2(A), 4.2.2(C) or 4.2.2(D) license election.

4.4	In case of One-Party Termination as contemplated in Section 1.2 (V) of this Second Addendum,

4.4A
the terminating party shall still be entitled to participate to all IP Committee meetings regardless of the termination by such terminating party, provided, however, that the terminating party shall not claim the ownership to any Foreground IP which is exclusively and solely based on any DOE issued or identified after the date of termination with respect to the terminating party; and

4.4B
provided the terminating party pays all its fees due to Intermolecular under this Second Addendum, the Licensed IP set forth in Section 1.28 of the Original Agreement shall also mean any Foreground IP in which Intermolecular has or will have any ownership that will be conceived or developed under the CDP to be performed by Intermolecular and non-terminating party after the One-Party Termination as well as [***] that will be contributed to the CDP to be performed by Intermolecular and the non-terminating party after the One-Party Termination and [***] that will be conceived or developed under the CDP to be performed by Intermolecular and the non-terminating party after the One-Party Termination (“Expanded Scope”) regardless of whether

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such Foreground IP is solely owned by Intermolecular or jointly owned by Intermolecular and the non-terminating party, therefore any licenses or rights granted by Intermolecular to the terminating party in Section 4 shall be under such Expanded Scope; provided however, that
(I) for Technology and Intellectual Property Rights first developed after the date of termination by the terminating party, all (A) [***], (B) Technology and Intellectual Property Rights (other than patents and patent applications) in and to [***], and (C) Technology and Intellectual Property Rights developed from New [***] Concepts first contributed solely by the non-terminating party after the date of termination by the terminating party, shall be and remain solely owned by the non-terminating party, and
(II) for Technology and Intellectual Property Rights first developed after the date of termination by the terminating party, all (A) [***] and (B) patents and patent applications in and to [***], shall be and remain jointly owned by Intermolecular and the non-terminating party; and
(III) all right, title and interest including Intellectual Property Rights in and to (A) [***] and/or (B) [***], in each case of (A) and/or (B), first developed from the CDP after the date of such termination, shall be and remain solely owned by the non-terminating party.
For the avoidance of doubt, any license or right granted under this Section 4.4B refers solely to a license or grant from Intermolecular to any of the parties.

5.	Amendments to Section 5 of the Original Agreement

5.1	The first sentence of Section 5.4.1(D) of the Original Agreement is amended such that (a) in line 3, “US$[***]” is replaced with “US$[***]”, and (b) in line 4, “US$[***]” is replaced with “US$[***]”.

5.2
Section 5.4.2 of the Original Agreement is amended such that the last row in Table 2B within Section 5.4.2 is amended such that each of the first and second 12 month periods following completion of the CDP (whether the license grant elected is exclusive or non-exclusive) is changed from [***] US Dollars (“US$[***]”) to [***] US Dollars (“US$[***]”).

5.3
For the avoidance of doubt, the amendments described in Section 5.1 and 5.2 immediately above do not affect any other minimum payments described in Section 5.4.1(D) of the Original Agreement or any other periods in the last row of Table 2B within Section 5.4.2 of the Original Agreement. For further avoidance of doubt, the payments in Section 5.2 above shall not apply to the minimum payments beginning in the third year following this Second Extended Period required to maintain exclusivity, as described in the last row of Table 2B within Section 5.4.2 of the Original Agreement.

6.	Amendments to Section 7 of the Original Agreement

6.1	Section 7.1.3 of the Original Agreement is clarified that “CDP” in that section has been extended through the conclusion of the Second Extended Period.”

6.2
Intermolecular will work in good faith to seek approval to amend each Warrant to provide that each Warrant may be exercised on a cashless “net exercise” basis at the sole discretion of any Warrant holder. Any amendment to the Warrants requires approval by Intermolecular’s Board of Directors. Nothing in this Section 6.2 guarantees that the Warrants will be amended.

7.	Miscellaneous

7.1
All references to the Agreement in any other document shall be deemed to refer to the Agreement as modified by this Second Addendum. All days and times referenced in this Second Addendum will be calculated based on California, USA time (P.S.T.). Except as expressly modified by this Second

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Addendum, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event that the terms of this Second Addendum conflict with the terms of the Agreement, the terms of this Second Addendum shall control.

[signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Addendum as of the Second Addendum Effective Date.

Toshiba Corporation                 SanDisk Corporation
By: /s/ YASUO NARUKE            By: /s/ BEN TESSONE

Name: Yasuo Naruke                Name:    Ben Tessone

Title: VP, Memory Division            Title: VP, Worldwide Procurement

Date: March 27, 2013                Date: March 25, 2013

Intermolecular, Inc.

By: /s/ DAVID E. LAZOVSKY

Name: David E. Lazovsky

Title: President and CEO

Date: March 15, 2013

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Exhibit A

Total FTEs to be allocated to the CDP: [***] FTEs.  Of the [***] FTEs, [***] FTEs are provided pursuant to payments made by SanDisk and Toshiba under this Second Addendum.  The additional [***] FTEs shall be provided separately by Intermolecular.

[***]

[***]
[***]
[***]
Scope    [***]
[***]
[***]
[***]
[***]

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Exhibit B
Proposal of Development Plan for Second Extended Period

(Proposal below is from First Addendum;
Such proposal will be amended and agreed by the parties no later than April 15, 2013)

[TO BE UPDATED BY APRIL 15]

Intermolecular acknowledges and agrees that SanDisk and/or Toshiba have or may have in the future other development programs out of the scope of the CDP that may or may not include [***] (“Other Development Programs”). Intermolecular acknowledges and agrees that the fact that an Other Development Program includes [***] does not give Intermolecular any rights or claims associated with such Other Development Program.

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Exhibit C

IP Committee Meeting Schedule (tentative)
[Dates to be set no later than [***]]

Date	Time	Location
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]
[***]	16:00 PST	[***]

In accordance with Section 4.4 of this Second Addendum, following the expiration or termination of the Initial Term, the parties will schedule an IP Committee meeting at least once every [***].

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Exhibit D
FORM OF AMENDED AND RESTATED WARRANT

[To be inserted by Intermolecular as per Section 6.2]

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